UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2010
ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26906	22-3388607

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-567-5648
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 6, 2010, Asta Funding, Inc. (the “Company”) issued a press release regarding results for the three and six months ended March 31, 2010. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. A conference call discussing those results was held later that day. A copy of the transcript of that webcast is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1	Press release dated May 06, 2010.
99.2	Transcript of May 6, 2010 conference call.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.
Date: May 10, 2010	By:	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer